UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2014 (October 14, 2014)

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

(Exact name of registrant as specified in its charter)

New Hampshire	001-06392	02-0181050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Park 780 North Commercial Street Manchester, New Hampshire	03101-1134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 669-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Financial Information

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 14, 2014, Public Service Company of New Hampshire (“PSNH” or the “Company”) issued an additional $75,000,000 aggregate principal amount of its 3.50% First Mortgage Bonds, Series S, due 2023 (the “Series S Bonds”), pursuant to an Underwriting Agreement, dated October 6, 2014, among Mizuho Securities USA Inc. and RBS Securities Inc., as representatives of the underwriters named therein, and PSNH (the “Underwriting Agreement”).  The additional Series S Bonds are part of the same series of debt securities issued by PSNH on November 14, 2013.  Following the closing of this offering, the aggregate principal amount of Series S Bonds outstanding totaled $325,000,000.

The additional Series S Bonds were issued under a Twenty-First Supplemental Indenture, dated as of October 1, 2014, between PSNH and U.S. Bank National Association, as Trustee, supplementing the First Mortgage Indenture, dated as of August 15, 1978, as supplemented, amended and restated effective as of June 1, 2011, between the Company and U.S. Bank National Association, as Trustee.  The terms and provisions of the Series S Bonds, and the form thereof, were set forth in the Twentieth Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 20, 2013.  A copy of the Twenty-First Supplemental Indenture is filed herewith as Exhibit 4.1.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated October 6, 2014, among Mizuho Securities USA Inc. and RBS Securities Inc., as representatives of the underwriters named therein, and PSNH.
4.1	Twenty-First Supplemental Indenture, dated as of October 1, 2014, between PSNH and U.S. Bank National Association, as Trustee (the “Supplemental Indenture”).
4.2

Twentieth Supplemental Indenture, dated as of November 1, 2013, establishing the terms and Form of the Series S Bonds, included therewith as Schedule A (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 20, 2013).

5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Series S Bonds (including consent).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

(Registrant)

October 17, 2014

By:

/S/ JAY S. BUTH

Jay S. Buth

Vice President, Controller and

Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
1	Underwriting Agreement, dated October 6, 2014, among Mizuho Securities USA Inc. and RBS Securities Inc., as representatives of the underwriters named therein, and PSNH.
4.1	Twenty-First Supplemental Indenture, dated as of October 1, 2014, between PSNH and U.S. Bank National Association, as Trustee (the “Supplemental Indenture”).
4.2

Twentieth Supplemental Indenture, dated as of November 1, 2013, establishing the terms and Form of the Series S Bonds, included therewith as Schedule A (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 20, 2013).

5	Legal opinion of Kerry J. Tomasevich, Esq. relating to the validity of the Series S Bonds (including consent).